                                                                     EXHIBIT 3.1

                            STATE OF SOUTH CAROLINA
                              SECRETARY OF STATE
                           ARTICLES OF INCORPORATION

                                      OF

                                DJC CORPORATION
                              -------------------
                              (File This Form in          This Space For Use By
                              Duplicate Originals)        The Secretary of State

                         (Sect. 33-7-30 of 1976 Code)


                           (INSTRUCTIONS ON PAGE 4)
          For Use By
     The Secretary of State
File No. ...................
Fee Paid $..................
R.N. .......................
Date........................


1.   The name of the proposed corporation is DJC Corporation.

2.   The initial registered office of the corporation is 2019 Park Street
                                                         .......................
                                                            Street and Number
     located in the city of Columbia county of Richland and the State of South Carolina and the name of its initial registered agent at such address is The Prentice-Hall Corporation System.

3.   The period of duration of the corporation shall be perpetual.

4.   The corporation is authorized to issue shares of stock as follows:

         Class of Shares          Authorized No. of each class       Par Value
         ---------------          ----------------------------       ---------
Preferred                                   5,000,000                  $.01
Common                                      5,000,000                  $.01

     If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

See Attachment A incorporated herein by reference.



5.   Total authorized capital stock $100,000
     Please see instructions on Page 4.

6. The existence of the corporation shall begin as of the filing date with the Secretary of State.

7. The number of directors constituting the initial board of Directors of the corporation is three and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

          Charles T. Munger                 355 South Grand Avenue, 34th Floor
     .............................          Los Angeles, CA 90071-1560
                Name                        ....................................
                                                       Address

          J.P. Guerin                       355 South Grand Avenue, 34th Floor
     ..............................         Los Angeles, CA 90071-1560
                Name                        ....................................
                                                       Address

          Gerald S. Salzman                 355 South Grand Avenue, 34th Floor
     ..............................         Los Angeles, CA 90071-1560
                Name                        ....................................
                                                       Address

     .............................          ....................................
                 Name                                      Address

     .............................          ....................................
                 Name                                      Address

8. The general nature of the business for which the corporation is organized is (it is not necessary to set forth in the purposes powers enumerated
     Section 33-3-10 of 1976 Code).

     To engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Act of South Carolina.







9. Provisions which the incorporators elect to include in the articles of incorporation are as follows:


     See Attachment B incorporated herein by reference





10.  The name and address of each incorporator is


          Name          Street & Box No.         City           County    State

Ruth E. Fisher, 355 S. Grand Avenue, 36th Fl., Los Angeles, Los Angeles, California




                                            /s/ Ruth E. Fisher
                                            ....................................
                                                (Signature of Incorporator)


Date January 16, 1987                       Ruth E. Fisher
    .........................               ....................................
                                                    (Type or Print Name)


                                            ....................................
                                                (Signature of Incorporator)


                                            ....................................
                                                    (Type or Print Name)


                                            ....................................
                                                (Signature of Incorporator)


                                            ....................................
                                                    (Type or Print Name)

                                 ATTACHMENT A


     The Preferred Stock may be divided into such number of series as the Board of Directors may determine. With respect to any wholly unissued series of Preferred Stock, the Board of Directors is authorized in its unrestricted discretion to determine and alter:

     (i)    Rights, if any, of conversion into common stock or other securities;

     (ii)   Voting rights, absolute and/or contingent;

     (iii)  Dividend and liquidation preferences;

     (iv)   Call and redemption provisions; and

     (v) Any other rights, preferences, privileges and restrictions, to the extent permitted by law,

     In addition, the Board of Directors in its unrestricted discretion may fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

                                 ATTACHMENT B

     Shareholders of this corporation entitled to vote at an election of directors shall be entitled to cumulative voting rights in such election in accordance with Section 33-11-200 of the South Carolina Business Corporation Act.

     No shareholder of this corporation shall have any preemptive rights with respect to any issue of shares of other securities by this corporation.

     To the extent permitted by law, amendments to these Articles of Incorporation shall be effective if approved by the holders of a majority of the shares entitled to vote on such an amendment.

     To the extent permitted by law, a merger, consolidation, share-for-share exchange or any other transaction involving this corporation which must be approved by the shareholders of this corporation pursuant to the South Carolina Business Corporation Act shall be deemed approved if approved by the holders of a majority of the shares entitled to vote on such a transaction.

     To the extent permitted by law, an officer elected or appointed by the Board of Directors of this corporation may be removed in the discretion of the Board of Directors, with or without cause.

STATE OF   CALIFORNIA
         ..............................

COUNTY OF      LOS ANGELES
          .............................

   The undersigned    Ruth E. Fisher
                   ...........................................................
 ..............................................................................
does hereby certify that she is the incorporator of DJC Corporation
Corporation and are authorized to execute this verification; that each of the undersigned for himself does hereby further certify that she has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of her information and belief.

                                           Ruth Fisher
                                   ..............................
                                    (Signature of Incorporator)


                                   ..............................
                                     (Signature of Incorporator)


                                   ..............................
                                    (Signature of Incorporator)
                                    (Each Incorporator Must Sign)


11.  I, Eric B. Amstutz....., an attorney licensed to practice in the State of
     South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter 7 of Title 33 of the South Carolina Code of 1976, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.

Date    January 16, 1987                        /s/ Eric B. Amstutz
     .............................             ..............................
                                                     (Signature)

                                                Eric B. Amstutz
                                               ..............................
                                                  (Type or Print Name)

                                               Address   P.O. Box 10207
                                               ..............................
                                                         Greenville, SC 29603
                                               ..............................




SCHEDULE OF FEES

Payable at time of filing Articles with Secretary of State

Fee for filing Articles                         $     5.00
In addition to the above $ 10 for each
$1,000.00 of the aggregate value of
shares which the Corporation is autho-
rized to issue, but in no case less than             40.00
nor more than                                     1,000.00

NOTE   illegible

                            STATE OF SOUTH CAROLINA
                              SECRETARY OF STATE
                             ARTICLES OF AMENDMENT


                      To The Articles of Incorporation of
---------------------
  For Use By The
 Secretary of State
                                DJC Corporation           This Space For Use By
File No. 871789                                             Secretary of State
        -----------   -----------------------------------
Fee Paid
        -----------       (File This Form in Duplicate)
C.B.
    ---------------
Date
    ---------------
---------------------

   Pursuant to Authority of Section 33-15-10 the South Carolina Code of 1976 as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.  The name of the Corporation is   DJC Corporation
                                  ----------------------------------------------

2.  The Registered Office of the Corporation is 2019 Park Street
                                               ---------------------------------
                                                     (Street and no.)
    in the City of      Columbia           , County of      Richland         and
                  -------------------------           -----------------------
    the State of South Carolina and the name of the Registered Agent at such address is The Prentice-Hall Corporation System
              ------------------------------------------------------------------

(Complete item 3 of 4 whichever is relevant)

3. a. The following amendment of the Articles of Incorporation was adopted by the shareholders of the Corporation on March 13, 1987
                                              ----------------------------------

                              (Text of Amendment)
    Article 1 is amended to read as follows: "The name of this corporation is Daily Journal Corporation."

    Article 8 is amended to read as follows: "The general nature of the business for which the corporation is organized is to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Act of South Carolina, including but not limited to owning or publishing newspapers and other publications."





    b. At the date of adoption of the Amendment, the total number of all outstanding shares of the Corporation was 10 shares The total of such
                                                 -----------
        shares entitled to vote, and the vote of such shares was:


                    Total Number of
                    Shares Entitled                                      Number of Shares Voted
                        to vote                                    For                           Against
                        -------                                    ---                           -------
                          10                                        10                              0


    c. At the date of adoption of the Amendment, the number of outstanding shares of each class entitled to vote as a class on the Amendment, and the vote of such shares, was: (if inapplicable, insert "none")

                       Number of Shares           Number of Shares Voted
      Class            Entitled to Vote        For                      Against
      -----            ----------------        ---                      -------





4. a. Prior to the organizational meeting the Corporation and with the consent of the subscribers, the following Amendment was adopted by the
        Incorporator(s) on......................................................

                              (Text of Amendment)









    b.  The number of withdrawals of subscribers, if such be the case is .......

    c.  The number of Incorporators are ......... and the number voting for the
        Amendment was ............ and the number voting against the Amendment was...................................................................

5. The manner, if not set forth in the Amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "no change")

No change.

6. The manner in which the Amendment effects a change in the amount of stated capital, and amount of stated capital, expressed in dollars, as changed by the Amendment, is a follows: (if not applicable, insert "no change")

    No change.








Date March 13, 1987                       DJC Corporation
    ------------------------------        --------------------------------------
                                                 (Name of Corporation)



                                             /s/ Gerald L. Salzman
                                           ------------------------------------
                                                     (Name and Title)

Note:  Any person signing this form        Gerald L. Salzman, President
       shall either opposite or beneath    ------------------------------------
       his signature clearly and legibly             (Name and Title)
       state his name and the capacity in
       whether he signs. Must be signed /s/ Ira A. Marshal, Jr., Secretary in accordance with Section 33-1-40 ------------------------------------
       of the 1976 code as amended.                  (Name and Title)

                                           ------------------------------------
                                                     (Name and Title)


STATE OF  California
        ------------------------
                                      ss:
COUNTY OF  Los Angeles
         -----------------------


   The undersigned Gerald L. Salzman and Ira A. Marshall, Jr. do hereby certify
                   -----------------     --------------------
that they are the duly elected and acting President and Secretary respectively,
                                          ---------     ---------
of DJC Corporation and are authorized to execute the documents, that each of the
   ---------------
undersigned for himself does hereby further certify that he signed and was so authorized, has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

   Date at Los Angeles, CA  this   13th     day of  March    , 1987
           -----------------    ------------      -----------    --


                                            /s/ Gerald L. Salzman
                                          ------------------------------------

                                           /s/ Ira A. Marshall, Jr.
                                          ------------------------------------
        SCHEDULE OF FEES
(Payable at time of filing application
with Secretary of State)

         Filing Fee   $ 5.00
         Taxes         40.00
         -------------------
         Total Fee    $45.00

Note:  If the Amendment effects an increase
       in capital stock, in lieu of the
       above, the filing fees will be as
       follows:

Fee for filing application..................$    5.00
In addition to the above, $.40 for each
$1,000,00 of the total increase in the ag-
gregate value of authorized shares,
but in no case less than....................    40.00
nor more than............................... 1,000.00

                                  CERTIFICATE

                                      OF

                           DAILY JOURNAL CORPORATION


                       Under Section 33-17-70(g) of the
                    South Carolina Business Corporation Act


To the Secretary of State
State of South Carolina

          It is hereby certified that:

          1. Daily Journal Corporation, a business corporation organized under the laws of the State of South Carolina, is the surviving corporation in a merger in which the name of the terminated corporation, a business corporation organized under the laws of the State of California, is Daily Journal Company.

          2. The aforesaid merger has become effective under the laws of the jurisdiction of Daily Journal Company.

Dated:  April 13, 1997
                                            DAILY JOURNAL CORPORATION


                                            By:  /s/ Gerald L. Salzman
                                                 -------------------------------
                                                 Gerald L. Salzman,
                                                 President


                                                 /s/ Ira A. Marshall, Jr.
                                                 -------------------------------
                                                 Ira A. Marshall, Jr.,
                                                 Secretary


                                            DAILY JOURNAL COMPANY


                                            By:  /s/ Gerald L. Salzman
                                                 -------------------------------
                                                 Gerald L. Salzman,
                                                 President


                                                 /s/ Ira A. Marshall, Jr.
                                                 -------------------------------
                                                 Ira A. Marshall, Jr.,
                                                 Secretary